POWERSHARES QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED AUGUST 16, 2017

TO THE PROSPECTUS DATED JANUARY 31, 2017

Effective September 5, 2017 (the “Effective Date”), the settlement cycle for the creation and redemption of the Trust’s units will change from three (3) business days after the trade date to two (2) business days after the trade date; the ex-dividend date will change from the third Friday in each of March, June, September, and December to the first Business Day after the third Friday in each of March, June, September, and December; and the record date will be the first business day after the ex-dividend date. Accordingly, the following changes are made to the Prospectus as of the Effective Date:

•	Beginning on page 4 of the Prospectus, the sixth sentence of the first paragraph under the section captioned “HIGHLIGHTS - Creation Orders Must be Placed with the Distributor” is changed to the following:

The “Income Net of Expense Amount” is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the period beginning on the most recent ex-dividend date for PowerShares QQQ Shares (the first Business Day after the third Friday in each of March, June, September, and December, see “Distributions”) through and including the current Business Day (the “Accumulation Period”) as if all of the Securities had been held for such period, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses

•	On page 13 of the Prospectus, the first sentence of the eighth paragraph under the section captioned “Highlights—Risk Factors” is changed to the following:

The time frames for delivery of Securities, cash, or PowerShares QQQ Shares in connection with creation and redemption activity within the PowerShares QQQ Clearing Process as set forth herein are based on NSCC’s current “regular way” settlement period of two (2) days during which NSCC is open for business (each such day an “NSCC Business Day”).

•	On page 38 of the Prospectus, the sixth sentence of the first paragraph under the section captioned “The Trust—Procedures for Creation of Creation Units” is changed to the following:

In such cases, the Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of NSCC consisting of cash at least equal to 115% of the closing value, on the day the order is deemed received, of the portion of the Portfolio Deposit not expected to be available in the account of the Participating Party for delivery to the Trust on the second NSCC Business Day following placement of such order, as such amount is marked-to-the-market daily by the Trustee only for increases in such value.

•	On page 38 of the Prospectus, the ninth, tenth and eleventh sentences of the first paragraph under the section captioned “The Trust—Procedures for Creation of Creation Units” are changed to the following:

Under NSCC rules, by midnight of the day following the receipt by NSCC of such order, NSCC will normally guarantee to the Trustee the delivery of the securities portion of the Portfolio Deposit on the second NSCC Business Day following receipt of such order. Provided that the NSCC guarantee is established, the Trustee will issue the PowerShares QQQ Shares (in Creation Unit size aggregations) so ordered on such second NSCC Business Day, relying on the NSCC guarantee to make good on the delivery of the Portfolio Deposit. In the event that the required securities are not delivered on such second NSCC Business Day, the Trustee will take steps to “buy-in” the missing portion of the Portfolio Deposit in accordance with NSCC rules.

•	On page 39 of the Prospectus, the last sentence under the section captioned “The Trust—Placement of Creation Orders Using the PowerShares QQQ Clearing Process” is changed to the following:

Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered in a “regular way” manner through NSCC by the second (2nd) NSCC Business Day) and the Cash Component (if required) to the Trustee, together with such additional information as may be required by the Trustee.

•	On page 39 of the Prospectus, the last sentence under the section captioned “The Trust—Placement of Creation Orders Outside the PowerShares QQQ Clearing Process” is changed to the following:

The delivery of PowerShares QQQ Shares so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

•	Beginning on page 42 of the Prospectus, the fourth and fifth sentences of the second paragraph under the section captioned “Redemption of PowerShares QQQ Shares—Procedure for Redemption of PowerShares QQQ Shares” are changed to the following:

For redemptions outside the PowerShares QQQ Clearing Process, the Trustee on behalf of the Trust will transfer the Cash Redemption Amount (if required) and the securities to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. In cases in which the Cash Redemption Amount is payable by the redeemer to the Trustee, the redeeming Beneficial Owner (via the DTC and the relevant DTC
Participant(s)) is required to make payment of such cash amount by the second (2nd) NSCC Business Day, for redemptions made through the PowerShares QQQ Clearing Process, or the first (1st) Business Day, for redemptions outside the PowerShares QQQ Clearing Process, following the date on which the request for redemption is deemed received.

•	On page 45 of the Prospectus, the last two sentences under the section captioned “Redemption of PowerShares QQQ Shares—Placement of Redemption Orders Using the PowerShares QQQ Clearing Process” are changed to the following:

Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a “regular way” manner through NSCC) by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Amount, if any. If the Cash Redemption Amount is owed by the Beneficial Owner to the Trustee, such amount must be delivered by the second (2nd) NSCC Business Day following the date on which the redemption request is deemed received.

•	On page 46 of the Prospectus, the second paragraph under the section captioned “Redemption of PowerShares QQQ Shares—Placement of Redemption Orders Outside the PowerShares QQQ Clearing Process” is changed to the following:

The Trustee will initiate procedures to transfer the requisite Securities and the Cash Redemption Amount to the redeeming Beneficial Owner (where such amount is payable from the Trustee to the Beneficial Owner) by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

•	On page 48 of the Prospectus, the fourth sentence of the fourth paragraph under the section captioned “The Portfolio—Adjustments to the Portfolio” is changed to the following:

Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within two (2) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market.

•	On page 49 of the Prospectus, the fourth sentence of the sixth paragraph under the section captioned “The Portfolio—Adjustments to the Portfolio” is changed to the following:

In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within two (2) Business Days of the day on which such Misweighting is determined.

•	Beginning on page 50 of the Prospectus, the twelfth paragraph under the section captioned “The Portfolio—Adjustments to the Portfolio” is changed to the following:

The Trustee relies on information made publicly available by Nasdaq as to the composition and weighting of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) two (2) consecutive Business Days have elapsed. If such current information is not available and two (2) consecutive Business Days have elapsed, the composition and weighting of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

•	On page 74 of the Prospectus, the first and second sentences of the first paragraph under the section captioned “ADMINISTRATION OF THE TRUST – Distributions to Beneficial Owners” is changed to the following:

The regular quarterly ex-dividend date with respect to net dividends, if any, for PowerShares QQQ Shares is the first Business Day after the third Friday in each of March, June, September, and December. Beneficial Owners as reflected on the records of the DTC and the DTC Participants on the first Business Day following the ex-dividend date (the “Record Date”) are entitled to receive an amount, if any, representing dividends accumulated on the Securities through the quarterly Accumulation Period which ends on the Business Day preceding such ex-dividend date (including Securities with ex-dividend dates falling within such quarterly dividend period) and other income, if any, received by the Trust, net of the fees and expenses of the Trust, accrued daily for such period.

Please Retain This Supplement For Future Reference.